EXHIBIT 21

                         AFFILIATES                                JURISDICTION
==============================================================================================
AESR, LLC                                                          Delaware
----------------------------------------------------------------------------------------------
Cereales Partners Columbia Ltda                                    Columbia
----------------------------------------------------------------------------------------------
Cereales Partners Latin America LLC                                Delaware
----------------------------------------------------------------------------------------------
Cereal Partners France B.V.                                        Netherlands
----------------------------------------------------------------------------------------------
Colombo, Inc.                                                      Delaware
----------------------------------------------------------------------------------------------
D.H. Austral (Uruguay) Sociedad Anonima                            Uruguay
----------------------------------------------------------------------------------------------
DCA Food Industries, Inc.                                          Delaware
----------------------------------------------------------------------------------------------
D'Oro Sociedade de Productos Alimentares                           Portugal
----------------------------------------------------------------------------------------------
FYL Corp.                                                          California
----------------------------------------------------------------------------------------------
Gardetto's Bakery, Inc.                                            Wisconsin
----------------------------------------------------------------------------------------------
GCF Servicios de Mexico, S. de R.L. de C.V.                        Mexico
----------------------------------------------------------------------------------------------
General Mills (BVI) Ltd.                                           British Virgin Islands
----------------------------------------------------------------------------------------------
General Mills (Suisse) SVE Sarl                                    Switzerland
----------------------------------------------------------------------------------------------
General Mills Argentina S.A.                                       Argentina
----------------------------------------------------------------------------------------------
General Mills Argentina, Inc.                                      Delaware
----------------------------------------------------------------------------------------------
General Mills Argentina, L.S., LLC                                 Delaware
----------------------------------------------------------------------------------------------
General Mills Asia Pacific Limited                                 Hong Kong
----------------------------------------------------------------------------------------------
General Mills Asia Pte. Ltd.                                       Singapore
----------------------------------------------------------------------------------------------
General Mills Australia Pty Ltd                                    Australia
----------------------------------------------------------------------------------------------
General Mills Bakery & Food Service Pty Ltd                        Australia
----------------------------------------------------------------------------------------------
General Mills Belgium, SNC                                         Belgium
----------------------------------------------------------------------------------------------
General Mills Belgium, SNC, Portugal Branch                        Portugal
----------------------------------------------------------------------------------------------
General Mills Berwick Limited                                      UK
----------------------------------------------------------------------------------------------
General Mills Brasil Ltda                                          Brazil
----------------------------------------------------------------------------------------------
General Mills Canada BV                                            Netherlands
----------------------------------------------------------------------------------------------
General Mills Canada Corporation                                   Canada
----------------------------------------------------------------------------------------------
General Mills Capital, Inc.                                        Nevada
----------------------------------------------------------------------------------------------
General Mills Cereals Properties, LLC                              Delaware
----------------------------------------------------------------------------------------------
General Mills Cereals, LLC                                         Delaware
----------------------------------------------------------------------------------------------
General Mills China Limited                                        Hong Kong
----------------------------------------------------------------------------------------------
General Mills Continental, Inc.                                    Delaware
----------------------------------------------------------------------------------------------
General Mills Continental, Inc. S.A.                               Chile
----------------------------------------------------------------------------------------------
General Mills Continental, Inc., Japanese Branch                   Japan
----------------------------------------------------------------------------------------------
General Mills Continental, Inc., Shanghai Rep. Office              China
----------------------------------------------------------------------------------------------
General Mills de Mexico, S. de R.L. de C.V.                        Mexico
----------------------------------------------------------------------------------------------
General Mills de Venezuela, C.A.                                   Venezuela
----------------------------------------------------------------------------------------------
General Mills Direct Marketing, Inc.                               Delaware
----------------------------------------------------------------------------------------------
General Mills Entertainment, Inc.                                  Minnesota
----------------------------------------------------------------------------------------------
General Mills Espana B.V.                                          Netherlands
----------------------------------------------------------------------------------------------
General Mills Espana B.V., Spanish Branch                          Spain
----------------------------------------------------------------------------------------------
General Mills Europe Sarl                                          Switzerland
----------------------------------------------------------------------------------------------
General Mills Factoring LLC                                        Delaware
----------------------------------------------------------------------------------------------
General Mills Finance, Inc.                                        Delaware
----------------------------------------------------------------------------------------------
General Mills Foods (Nanjing) Co. Ltd.                             China
----------------------------------------------------------------------------------------------
General Mills Foods Asia Limited                                   Hong Kong
----------------------------------------------------------------------------------------------
General Mills Foundation (non-profit)                              Minnesota
----------------------------------------------------------------------------------------------
General Mills France (SAS)                                         France
----------------------------------------------------------------------------------------------
General Mills Global Finance Ltd.                                  Bermuda
----------------------------------------------------------------------------------------------
General Mills Global Holdings Ltd.                                 Bermuda
----------------------------------------------------------------------------------------------
General Mills Global Holdings Two Ltd.                             Bermuda
----------------------------------------------------------------------------------------------
General Mills GmbH                                                 Germany
----------------------------------------------------------------------------------------------
General Mills HD Japan B.V.                                        Netherlands
----------------------------------------------------------------------------------------------
General Mills Holding (Australia) Pty Limited                      Australia
----------------------------------------------------------------------------------------------
General Mills Holding (France) SAS                                 France
----------------------------------------------------------------------------------------------
General Mills Holding (Spain) ETVE, S.L.                           Spain
----------------------------------------------------------------------------------------------

                         AFFILIATES                                JURISDICTION
==============================================================================================
General Mills Holding A (Netherlands) B.V.                         Nethlands
----------------------------------------------------------------------------------------------
General Mills Holding B (Netherlands) B.V.                         Nethlands
----------------------------------------------------------------------------------------------
General Mills Holding B.V.                                         Netherlands
----------------------------------------------------------------------------------------------
General Mills Holding One (Germany) GmbH                           Germany
----------------------------------------------------------------------------------------------
General Mills Holland B.V.                                         Netherlands
----------------------------------------------------------------------------------------------
General Mills Hong Kong Limited                                    Hong Kong
----------------------------------------------------------------------------------------------
General Mills Iberica, S.A.                                        Spain
----------------------------------------------------------------------------------------------
General Mills ICF S.A.R.L.                                         Switzerland
----------------------------------------------------------------------------------------------
General Mills India Private Limited                                India
----------------------------------------------------------------------------------------------
General Mills International (France) S.A.                          France
----------------------------------------------------------------------------------------------
General Mills International A, Inc.                                Delaware
----------------------------------------------------------------------------------------------
General Mills International B, Inc.                                Delaware
----------------------------------------------------------------------------------------------
General Mills International Businesses Two, Inc.                   Delaware
----------------------------------------------------------------------------------------------
General Mills International Businesses, Inc.                       Delaware
----------------------------------------------------------------------------------------------
General Mills International Finance LLC                            Delaware
----------------------------------------------------------------------------------------------
General Mills International Holdings, LLC                          Delaware
----------------------------------------------------------------------------------------------
General Mills International Limited                                Delaware
----------------------------------------------------------------------------------------------
General Mills International y Compania S. en N.C. de C.V.          Mexico
----------------------------------------------------------------------------------------------
General Mills IP Holdings I, LLC                                   Delaware
----------------------------------------------------------------------------------------------
General Mills IP Holdings II, LLC                                  Delaware
----------------------------------------------------------------------------------------------
General Mills Israel Ltd                                           Israel
----------------------------------------------------------------------------------------------
General Mills Italia Srl                                           Italy
----------------------------------------------------------------------------------------------
General Mills Korea Co., Ltd.                                      South Korea
----------------------------------------------------------------------------------------------
General Mills Landes (SAS)                                         France
----------------------------------------------------------------------------------------------
General Mills Lebanon S.A.L.                                       Lebanon
----------------------------------------------------------------------------------------------
General Mills Luxembourg S.A.R.L.                                  Luxembourg
----------------------------------------------------------------------------------------------
General Mills Maarssen B.V.                                        Netherlands
----------------------------------------------------------------------------------------------
General Mills Maarssen Holding, Inc.                               Delaware
----------------------------------------------------------------------------------------------
General Mills Maghreb SARL                                         Morocco
----------------------------------------------------------------------------------------------
General Mills Malaysia Sdn. Bhd.                                   Malaysia
----------------------------------------------------------------------------------------------
General Mills Marketing, Inc.                                      Delaware
----------------------------------------------------------------------------------------------
General Mills Mauritius, Inc.                                      Mauritius
----------------------------------------------------------------------------------------------
General Mills Middle East SAL                                      Lebanon
----------------------------------------------------------------------------------------------
General Mills Missouri, Inc.                                       Missouri
----------------------------------------------------------------------------------------------
General Mills N.A., NV                                             Netherlands Antilles
----------------------------------------------------------------------------------------------
General Mills Netherlands B.V.                                     Netherlands
----------------------------------------------------------------------------------------------
General Mills New Zealand Limited                                  New Zealand
----------------------------------------------------------------------------------------------
General Mills North America Affiliates                             Canada
----------------------------------------------------------------------------------------------
General Mills Operations, Inc.                                     Delaware
----------------------------------------------------------------------------------------------
General Mills Pension Trustee Limited                              UK
----------------------------------------------------------------------------------------------
General Mills Products Corp.                                       Delaware
----------------------------------------------------------------------------------------------
General Mills Properties, Inc.                                     New York
----------------------------------------------------------------------------------------------
General Mills RH, Inc.                                             Delaware
----------------------------------------------------------------------------------------------
General Mills Rights Holdings, LLC                                 Delaware
----------------------------------------------------------------------------------------------
General Mills Russia Holding, Inc.                                 Delaware
----------------------------------------------------------------------------------------------
General Mills Sales, Inc.                                          Delaware
----------------------------------------------------------------------------------------------
General Mills San Adrian, S.L.                                     Spain
----------------------------------------------------------------------------------------------
General Mills Services (UK) Ltd.                                   England
----------------------------------------------------------------------------------------------
General Mills Services, Inc.                                       Delaware
----------------------------------------------------------------------------------------------
General Mills Snacks Holding B.V.                                  Netherlands
----------------------------------------------------------------------------------------------
General Mills South Africa (Proprietary) Limited                   South Africa
----------------------------------------------------------------------------------------------
General Mills Taiwan Limited                                       Taiwan
----------------------------------------------------------------------------------------------
General Mills Two (Germany) GmbH                                   Germany
----------------------------------------------------------------------------------------------
General Mills UK Limited                                           UK
----------------------------------------------------------------------------------------------
General Mills Venezuela BV                                         Netherlands
----------------------------------------------------------------------------------------------
General Mills Venezuela, Inc.                                      Delaware
----------------------------------------------------------------------------------------------

                         AFFILIATES                                JURISDICTION
==============================================================================================
Gigante Verde Y Compania, S. en N.C. de C.V.                       Mexico
----------------------------------------------------------------------------------------------
Gigante Verde, Inc.                                                Delaware
----------------------------------------------------------------------------------------------
GM Cereals Holdings, Inc.                                          Delaware
----------------------------------------------------------------------------------------------
GM Cereals Operations, Inc.                                        Delaware
----------------------------------------------------------------------------------------------
GMEAF SNC                                                          France
----------------------------------------------------------------------------------------------
GMSNACKS, SCA                                                      France
----------------------------------------------------------------------------------------------
Gold Medal Insurance Co.                                           Minnesota
----------------------------------------------------------------------------------------------
Green Giant Asia Pacific Ltd.                                      Taiwan
----------------------------------------------------------------------------------------------
Green Giant International Inc.                                     Minnesota
----------------------------------------------------------------------------------------------
Guangzhou Pillsbury V. Pearl Foods Co., Ltd.                       China
----------------------------------------------------------------------------------------------
Haagen-Dazs Arras (SNC)                                            France
----------------------------------------------------------------------------------------------
Haagen-Dazs Belgium (S.A. N.V.)                                    Belgium
----------------------------------------------------------------------------------------------
Haagen-Dazs International Shoppe Company, Inc. (The)               Minnesota
----------------------------------------------------------------------------------------------
Haagen-Dazs Nederland B.V.                                         Netherlands
----------------------------------------------------------------------------------------------
Haagen-Dazs Shoppe Company, Inc. (The)                             New Jersey
----------------------------------------------------------------------------------------------
Haagen-Dazs Taiwan Limited                                         Taiwan
----------------------------------------------------------------------------------------------
Hangzhou H.D. Food Company Ltd                                     China
----------------------------------------------------------------------------------------------
HD China B.V.                                                      Netherlands
----------------------------------------------------------------------------------------------
HD JV Holding Company                                              Delaware
----------------------------------------------------------------------------------------------
HDIP Inc.                                                          Delaware
----------------------------------------------------------------------------------------------
IC Acquisition Company                                             Delaware
----------------------------------------------------------------------------------------------
Inmobiliaria Selene, S.A. de C.V.                                  Mexico
----------------------------------------------------------------------------------------------
International Dessert Partners LLC                                 Delaware
----------------------------------------------------------------------------------------------
La Saltena S.A.                                                    Argentina
----------------------------------------------------------------------------------------------
Lloyd's Barbeque Company                                           Minnesota
----------------------------------------------------------------------------------------------
MESI Fuel Station No. 1 L.L.C.                                     Ohio
----------------------------------------------------------------------------------------------
Northgate Partners LLC                                             North Dakota
----------------------------------------------------------------------------------------------
Old El Paso Foods B.V.                                             Netherlands
----------------------------------------------------------------------------------------------
Pet, Inc.                                                          Delaware
----------------------------------------------------------------------------------------------
Pillsbury Company (The)                                            Delaware
----------------------------------------------------------------------------------------------
Pillsbury Export Corp.                                             Barbados
----------------------------------------------------------------------------------------------
Pillsbury FF Holdings (Guangzhou) Limited                          BVI
----------------------------------------------------------------------------------------------
Pillsbury Foods Manufacturing Sdn. Bhd.                            Malaysia
----------------------------------------------------------------------------------------------
Pillsbury Frozen Foods Holdings (Guangzhou) Limited                BVI
----------------------------------------------------------------------------------------------
Pillsbury Frozen Foods Holdings (Shanghai) Limited                 BVI
----------------------------------------------------------------------------------------------
Pillsbury Market Development Ltd.                                  BVI
----------------------------------------------------------------------------------------------
Pillsbury Mexico, S.A. de C.V.                                     Mexico
----------------------------------------------------------------------------------------------
Pillsbury Philippines International, Inc.                          Philippines
----------------------------------------------------------------------------------------------
Pillsbury Philippines, Inc.                                        Philippines
----------------------------------------------------------------------------------------------
Pillsbury Puerto Rico, Inc.                                        Puerto Rico
----------------------------------------------------------------------------------------------
Popcorn Distributors, Inc.                                         Delaware
----------------------------------------------------------------------------------------------
Progresso Quality Foods Company                                    Delaware
----------------------------------------------------------------------------------------------
RDL Coal L.L.C.                                                    Delaware
----------------------------------------------------------------------------------------------
Roush Products Company, Inc.                                       California
----------------------------------------------------------------------------------------------
Shanghai General Mills Consulting Ltd.                             China
----------------------------------------------------------------------------------------------
Shanghai H.D. Food Company Limited                                 China
----------------------------------------------------------------------------------------------
Shanghai Haagen-Dazs Food Trading Co., Ltd.                        China
----------------------------------------------------------------------------------------------
Shanghai Shanmei Ice Cream Company Limited                         China
----------------------------------------------------------------------------------------------
Shaw Coast Business - SGPS, Lda                                    Portugal
----------------------------------------------------------------------------------------------
Small Planet Foods, Inc.                                           Washington
----------------------------------------------------------------------------------------------
Super Fitness International S.A.                                   Panama
----------------------------------------------------------------------------------------------
Sweetgrass Grain Partnership                                       Montana
----------------------------------------------------------------------------------------------
Tortuga Casualty Company                                           Cayman Islands
----------------------------------------------------------------------------------------------
TPC Distribution Holdings Mexico, Inc.                             Delaware
----------------------------------------------------------------------------------------------
TPC One, Inc.                                                      Delaware
----------------------------------------------------------------------------------------------

                         AFFILIATES                                JURISDICTION
==============================================================================================
Washburn Investment Office Incorporated                            Delaware
----------------------------------------------------------------------------------------------
Win/Win Radio, Inc.                                                Delaware
----------------------------------------------------------------------------------------------
Yoplait USA, Inc.                                                  Delaware
----------------------------------------------------------------------------------------------
                         JOINT VENTURES
----------------------------------------------------------------------------------------------
8th Continent, LLC                                                 Delaware
----------------------------------------------------------------------------------------------
C.P. Hellas EEIG                                                   Greece
----------------------------------------------------------------------------------------------
C.P.A. Cereal Partners Handelsgesellschaft M.B.H.                  Austria
----------------------------------------------------------------------------------------------
C.P.A. Cereal Partners Handelsgesellschaft m.b.H. & Co. OHG        Austria
----------------------------------------------------------------------------------------------
C.P.D. Cereal Partners Deutschland GmbH & Co. OHG                  Germany
----------------------------------------------------------------------------------------------
C.P.D. Cereal Partners Deutschland Verwaltungsgesselschaft mbH     Germany
----------------------------------------------------------------------------------------------
C.P.W. Mexico S. de R.L. de C.V.                                   Mexico
----------------------------------------------------------------------------------------------
Cereal Associados Portugal A.E.I.E.                                Portugal
----------------------------------------------------------------------------------------------
Cereal Partners (Malaysia) Sdn. Bhd. (CPW Malaysia)                Malaysia
----------------------------------------------------------------------------------------------
Cereal Partners (Thailand) Limited                                 Thailand
----------------------------------------------------------------------------------------------
Cereal Partners Czech Republic, s.r.o. (CP Czech Republic)         Czech Republic
----------------------------------------------------------------------------------------------
Cereal Partners Espana, A.E.I.E.                                   Spain
----------------------------------------------------------------------------------------------
Cereal Partners France SNC                                         France
----------------------------------------------------------------------------------------------
Cereal Partners Hungaria Ltd.                                      Hungary
----------------------------------------------------------------------------------------------
Cereal Partners LLC                                                Russia
----------------------------------------------------------------------------------------------
Cereal Partners Mexico SA de CV                                    Mexico
----------------------------------------------------------------------------------------------
Cereal Partners Poland Torun-Pacific Sp.z.o.o.                     Poland
----------------------------------------------------------------------------------------------
Cereal Partners Slovak Republic, s.r.o. (CP Slovak Republic)       Slovak Republic
----------------------------------------------------------------------------------------------
Cereal Partners U.K.                                               United Kingdom
----------------------------------------------------------------------------------------------
Cereal Partners Venezuela (CPW Venezuela)                          Venezuela
----------------------------------------------------------------------------------------------
Cereales C.P.W. Bolivia S.R.L.                                     Bolivia
----------------------------------------------------------------------------------------------
Cereales C.P.W. Chile Limitada                                     Chile
----------------------------------------------------------------------------------------------
Cereales CPW Peru Limitada                                         Peru
----------------------------------------------------------------------------------------------
Chipma Sociedade de Productos Alimentares                          Portugal
----------------------------------------------------------------------------------------------
CP Argentina - U.T.E.                                              Argentina
----------------------------------------------------------------------------------------------
CP Colombia ACP                                                    Colombia
----------------------------------------------------------------------------------------------
CP Middle East FZCO                                                UAE
----------------------------------------------------------------------------------------------
CP Suisse                                                          Switzerland
----------------------------------------------------------------------------------------------
CPW Ecuador                                                        Ecuador
----------------------------------------------------------------------------------------------
CPW Hong Kong Limited                                              Hong Kong
----------------------------------------------------------------------------------------------
CPW Operations S.A.R.L.                                            Switzerland
----------------------------------------------------------------------------------------------
CPW Paraguay S.R.L.                                                Paraguay
----------------------------------------------------------------------------------------------
CPW Philippines, Inc.                                              Philippines
----------------------------------------------------------------------------------------------
CPW Romania                                                        Romania
----------------------------------------------------------------------------------------------
CPW S.A.                                                           Switzerland
----------------------------------------------------------------------------------------------
CPW Singapore (Pte.) Ltd.                                          Singapore
----------------------------------------------------------------------------------------------
CPW Trinidad & Tobago, Ltd.                                        Trinidad
----------------------------------------------------------------------------------------------
CPW Uruguay S.A.                                                   Uruguay
----------------------------------------------------------------------------------------------
Frito Lay Deutschland GmbH                                         Germany
----------------------------------------------------------------------------------------------
Frito Lay Distribution                                             Russia
----------------------------------------------------------------------------------------------
Frito Lay France S.a.r.L.                                          France
----------------------------------------------------------------------------------------------
Frito Lay Manufacturing                                            Russia
----------------------------------------------------------------------------------------------
Frito Lay Trading Company (Europe) GmbH                            Switzerland
----------------------------------------------------------------------------------------------
Haagen-Dazs Japan, Inc.                                            Japan
----------------------------------------------------------------------------------------------
Haagen-Dazs Korea Co., Ltd.                                        South Korea
----------------------------------------------------------------------------------------------
Haagen-Dazs Taiwan Limited                                         Taiwan
----------------------------------------------------------------------------------------------
HD Distributors (Thailand) Co., Ltd.                               Thailand
----------------------------------------------------------------------------------------------

                         AFFILIATES                                JURISDICTION
==============================================================================================
Latvian Snacks Ltd.                                                Latvia
----------------------------------------------------------------------------------------------
La Saltena S.A.                                                    Argentina
----------------------------------------------------------------------------------------------
Lithuania Snacks Ltd.                                              Lithuania
----------------------------------------------------------------------------------------------
Matudis SL                                                         Portugal
----------------------------------------------------------------------------------------------
Matutano, S.A.                                                     Portugal
----------------------------------------------------------------------------------------------
Nestle ASEAN Philippines, Inc. (NAJPHIL)                           Philippines
----------------------------------------------------------------------------------------------
Nestle General Mills Foods Shanghai Limited                        Shanghai
----------------------------------------------------------------------------------------------
Pepsico Estonia                                                    Estonia
----------------------------------------------------------------------------------------------
Seretram (S.A.)                                                    France
----------------------------------------------------------------------------------------------
Smiths Belgium                                                     Belgium
----------------------------------------------------------------------------------------------
Smiths Food Group B.V.                                             Netherlands
----------------------------------------------------------------------------------------------
Snack Food Products Business France (SEP)                          France
----------------------------------------------------------------------------------------------
Snack Ventures Europe, SCA                                         Belgium
----------------------------------------------------------------------------------------------
Snack Ventures Inversions, S.C.                                    Spain
----------------------------------------------------------------------------------------------
Snack Ventures Manufacturing                                       Spain
----------------------------------------------------------------------------------------------
Snack Ventures S.A.                                                Spain
----------------------------------------------------------------------------------------------
SVE (Hungary) Trading and Manufacturing Limited                    Hungary
----------------------------------------------------------------------------------------------
SVE Italia S.r.l.                                                  Italy
----------------------------------------------------------------------------------------------
SVE Russia Holdings GmbH                                           Germany
----------------------------------------------------------------------------------------------
Tasty Foods S.A.                                                   Greece
----------------------------------------------------------------------------------------------
Veurne Snackfoods BVBA                                             Belgium
----------------------------------------------------------------------------------------------